SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549







                            FORM 8-K/A


                          CURRENT REPORT
                        (Amendment No. 2)

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 3, 1995



                Dataguard Recovery Services, Inc.
        (Exact name of registrant as specified in charter)



   Kentucky                0-21662              61-1064606
(State or other          (Commission           (IRS Employer
jurisdiction of          File Number)          Identification
 incorporation)                                     No.)

10301 Linn Station Road
P. O. Box 37144
Louisville, Kentucky                                   40233-7144
(Address of principal executive offices)               (Zip code)



Registrant's telephone number, including area code: (502)426-3434



                               N/A
         (Former name or former address, if changed since
                          last report.)









      Dataguard Recovery Services, Inc. ("Dataguard") is amending its Current Report dated February 3, 1995 to reflect the issuance of a revised auditors' report covering the financial statements of Twinsys, S.A., the business acquired by Dataguard on February 3, 1995, and a revision to Note 1 of Notes to Consolidated Financial Statements. The financial statements of Twinsys were originally included in an amendment on Form 8-K/A filed April 19, 1995.

Item 7.  Financial Statements, Pro Forma Financial Information, and
Exhibits.


     (a)  Financial Statements of Business Acquired.

Twinsys, S.A. and Subsidiaries

     Report of Independent Auditors

     Consolidated Balance Sheet as of December 31, 1994

     Consolidated Statements of Operations and Accumulated Deficit for the Years Ended December 31, 1994 and 1993

     Consolidated Statements of Cash Flows for the Years Ended
          December 31, 1994 and 1993

     Notes to Consolidated Financial Statements





























                Report of Independent Auditors

The Board of Directors and Shareholders
Twinsys, S.A.

We were engaged to audit the accompanying consolidated balance sheet of Twinsys, S.A. as of December 31, 1994, and the related consolidated statements of operations and accumulated deficit and cash flows for each of the two years in the period ended December 31, 1994. These consolidated financial statements are the responsibility of management.

The accompanying consolidated financial statements have been prepared on the basis of accounting principles applicable to a going concern. As discussed in Note 1, on November 10, 1994, the Company was placed in receivership as it did not have sufficient cash resources to meet current operating obligations. On February 3, 1995, the Company sold its fixed assets and its customer base. The Company subsequently entered into liquidation proceedings. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts or classifications of liabilities that may result from the liquidation proceedings, and therefore are not in conformity with generally accepted accounting principles.

Management declined to provide written representations as to the completeness of the accounting records, the adequacy of provisions for contingent liabilities and whether all relevant information known to management was made available to us in order for us to form our opinion; nor were we able to satisfy ourselves by other auditing procedures as to these matters.

Because management did not provide us with written representations and we were not able to apply other auditing procedures to satisfy ourselves as to these matters, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the accompanying consolidated financial statements.

ERNST & YOUNG Entrepreneurs
Department d'E&Y Audit



s/Any Antola

Paris, France
March 17, 1995













                          TWINSYS, S.A.

                    CONSOLIDATED BALANCE SHEET

                   YEAR ENDED DECEMBER 31, 1994

(Amounts in thousands of French francs, except per share amounts)

ASSETS                                                         1994

Current assets:
         Cash and cash equivalents                               421
         Accounts receivable                                   6,343
         Prepaid expenses                                      1,740
         Other current assets                                    232
                                                              ______
         Total current assets                                  8,736

Property and equipment                                        90,126
Less accumulated depreciation and amortization               (47,556)
                                                             ________
                                                              42,570
Deposits and other noncurrent assets                           6,548
                                                             _______
                                                              57,854                                                      =======
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Accounts payable                                            15,251
  Accrued expenses and other current liabilities               6,850
  Amounts due to shareholders                                  7,286
  Deferred revenue                                             6,579
  Current installments of capital lease obligations           44,068
                                                              ______
  Total current liabilities                                   80,034

Capital lease obligations, less current installments          21,126

Shareholders' equity (deficiency):
  Common stock, FRF.100 nominal value.  Authorized,
          issued and outstanding:  40,000 shares               4,000
  Accumulated deficit                                        (47,306)
                                                              _______

          Total shareholders' equity (deficiency)            (43,306)
                                                              57,854
                                                              =======
                     See accompanying notes.








                          TWINSYS, S.A.


              CONSOLIDATED STATEMENTS OF OPERATIONS
                     AND ACCUMULATED DEFICIT

             YEARS ENDED DECEMBER 31, 1994 AND 1993

(In thousands of French francs, except per share amounts)

                                           1994         1993
Service revenue                            34,188       53,723

Operating expenses:
  Cost of services                         46,341       58,635
  Selling, general and administrative       8,465        1,891
    expenses                              _______      _______
                                           54,806       60,526
                                          _______      _______
Loss from operations                      (20,618)      (6,803)

Interest expense                            7,016        4,765
Other expense                                 785          388
                                           ______      _______
                                            7,801        5,153
                                           ______       ______

Loss before income taxes and              (28,419)     (11,956)
  extraordinary items

Income taxes                                  -            _
                                           ______       ______
Loss before extraordinary items           (28,419)     (11,956)

Extraordinary losses of fixed assets       (5,864)         -
                                           ______       ______
Net loss                                  (34,283)     (11,956)

Accumulated deficit at beginning of year  (13,023)      (1,067)
                                           ______       ______
Accumulated deficit at end of year        (47,306)     (13,023)
                                           =======      =======



                     See accompanying notes.









                          TWINSYS, S.A.

              CONSOLIDATED STATEMENTS OF CASH FLOWS
              YEARS ENDED DECEMBER 31, 1994 AND 1993
                 (In thousands of French francs)
                                            1994          1993
Cash flows from operating activities
Net loss                                  (34,283)     (11,956)
Adjustments to reconcile net loss
  to net cash provided by operating
  activities:
    Extraordinary losses                    5,864          -
    Depreciation and amortization          30,987       21,272
    Changes in assets and liabilities:
      Accounts receivable                   2,593          565
      Prepaid expenses and other assets    (1,825)       1,682
      Accounts payable                      9,342         (996)
      Amounts payable to shareholders       4,729        2,567
      Deferred income and other liabilities 4,150        4,728
    Other                                  (2,305)      (2,714)
                                           _______      _______
    Net cash provided by operating
      activities                           19,252       15,148

Cash flows from investing activities
Purchase of property and equipment         (3,566)      (3,161)
Acquisition of boat                           -         (2,071)
Proceeds from sale of equipment               -          3,100
                                           _______      _______
    Net cash used in investing activities  (3,566)      (2,132)

Cash flows from financing activities
Principal payments under capital lease
  obligations                             (15,451)     (14,586)
                                          ________     ________
    Net cash used in financing activities (15,451)     (14,586)
                                          ________     ________
    Net increase (decrease) in cash and
      cash equivalents                        235       (1,570)

Cash and cash equivalents at beginning
  of period                                   186        1,756
                                          _______      _______
    Cash and cash equivalents at end
      of period                               421          186
                                          =======      =======

Supplemental disclosure of cash flow information
Interest paid                               4,399       3,863
Income taxes paid                             -           -

                     See accompanying notes.






                          TWINSYS, S.A.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   Year ended December 31, 1994


1.    SIGNIFICANT ACCOUNTING POLICIES

1.1   BASIS OF PRESENTATION

Twinsys, S.A. (the "Company") was incorporated in Paris, France in October 1992. The Company was created to provide back-up recovery services to large French companies as part of such companies' information systems contingency plans. The Company operates in one industry segment.

The consolidated financial statements have been prepared on the basis of principles applicable to a going concern. This basis presumes the realization of assets and settlement of liabilities in the ordinary course of business. However, on November 10, 1994, the Company was placed in receivership as it did not have sufficient cash resources to meet its current operating obligations. On February 3, 1995, the Company sold its fixed assets and its customer base to a wholly-owned subsidiary of Dataguard Recovery Services Inc. ("Dataguard") for a total of FRF.1,050,000. The Company subsequently entered into liquidation proceedings. While presentation of the financial statements on a liquidation basis would be more appropriate in most circumstances, the Company has prepared these financial statements on a going concern basis since the financial statements are being prepared in connection with the acquisition of certain of the Company's assets by Dataguard, and that such financial statements are more meaningful under the circumstances.

1.2   PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, which commenced operations in October 1993. All significant intercompany accounts and transactions have been eliminated.

1.3   CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

1.4   DEPRECIATION AND AMORTIZATION

Depreciation of equipment is computed on the straight-line method over the estimated useful life of the asset. Leasehold improvements and equipment under capital leases are amortized on the straight-line method over the terms of the related leases or over the estimated useful life of the asset, if shorter.


1.5   REVENUE RECOGNITION

Service revenue from contracts is recognized on a straight-line basis over the life of the contract.

2.    EXTRAORDINARY LOSSES

On November 10, 1994, the Company was placed in receivership. The receiver performed a physical count of the fixed assets held by the Company and discovered that several pieces of computer equipment recorded on the Company's books were not physically present. The net book value of the lost equipment, which totalled approximately FRF.4,480,000, has been charged to expense in 1994 and is shown as an extraordinary item in the consolidated statement of operations. The Company is currently investigating the apparent diversion of these assets to the personal benefit of a former officer.

Also in November 1994, the boat owned by the Company's wholly-owned subsidiary disappeared and is believed to have sunk. The Company had no insurance coverage for a boat; the net book value of FRF.1,384,000 has been charged to expense in 1994 and is shown as an extraordinary item in the consolidated statement of operations.

3.    PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost and consist at December 31, 1994 of the following (amounts in thousands of French francs):

Leasehold improvements                                         235
Office equipment                                               375
Equipment                                                   89,516
                                                            ______
                                                            90,126
                                                            ======
4.  LEASES

The Company is obligated under various equipment capital leases that expire over the next four years. Property and equipment at December 31, 1994 include FRF.83,554,000, with associated accumulated amortization of FRF.44,548,000, under capital leases.

The Company acquired FRF.4,832,000 and FRF.76,708,000 of equipment in exchange for capitalized lease obligations during 1994 and 1993, respectively.

Future minimum lease payments under capital leases are as follows
(amounts in thousands of French francs):

1995                                                        48,204
1996                                                        15,175
1997                                                        12,688
1998                                                           396
                                                            ______
Total minimum lease payments                                76,463

Less amount representing interest (at rates ranging
from 8.40% to 15.16%)                                       (11,269)
                                                             ______
Present value of future minimum lease payments               65,194
Less current portion                                         44,068
                                                             ______
Noncurrent obligations under capital leases                  21,126
                                                             ======

The Company also leases certain office facilities under operating lease agreements. Such leases have terms of nine years, but may be cancelled without penalty on each three-year anniversary with a six months' notice. Annual minimum rental commitments under these leases are as follows (amounts in thousands of French francs):

1995                                                         2,148
1996                                                         2,148
                                                             _____
                                                             4,296
                                                             ======

Total rent expense for 1994 and 1993 was approximately
FRF.4,426,000 and FRF.3,731,000, respectively.


5.    TRANSACTIONS WITH MAJORITY SHAREHOLDER

DKI Exigence ("DKI"), which held 49% of the Company's shares at December 31, 1994 and 1993, provided management services to the Company during 1994. These services, performed by four DKI employees, were reinvoiced to the Company in 1994 for a total of FRF.1,929,000. In addition, the Company leased office space from DKI for FRF.320,000 in 1994. In 1993, no rent expense was charged by DKI although the Company occupied the office space. This lease was terminated at the end of 1994.

During both 1994 and 1993, the Company purchased computer equipment from DKI for amounts totalling FRF.1,079,000 and FRF.5,567,000, respectively.

During both 1994 and 1993, the Company's wholly-owned subsidiary provided services to DKI which were invoiced for amounts totalling FRF.450,000 and FRF.225,000, respectively.

None of these transactions was negotiated on an arm's-length basis. Had these transactions been negotiated with unrelated third parties, the amounts paid and received might have been different.

6.    INCOME TAXES

Due to the Company's tax losses since inception, no current tax expense has been recorded.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets (computed at the statutory rate of 33.33%) as of December 31, 1994 are as follows (amounts in thousands of French francs):

Net operating loss carryforward                              15,769
Capitalized leases                                            2,462
                                                             ______
Deferred tax asset                                           18,231
Valuation allowance                                         (18,231)
                                                             ______
Net deferred tax asset                                          -
                                                             =======

At December 31, 1994, the Company had operating loss carryforwards amounting to approximately FRF.43,000,000 for tax purposes. The tax losses expire as follows (amounts in thousands of French francs):

Year of expiration                                     Amount

     1998                                              9,810
     1999                                             28,190
No expiration                                          5,000

7. MAJOR CUSTOMERS AND CONCENTRATION OF CREDIT RISK

The Company markets its products principally to large French companies.

In 1994 and 1993, one customer accounted for more than 10% of consolidated service revenue (FRF.9,222,000, or 27%, in 1994;
FRF.6,144,000, or 11%, in 1993). There were no amounts receivable from this customer at December 31, 1994.

The Company performs on-going credit evaluations of its customers' financial condition, and generally no collateral is required. The Company maintains provisions for credit losses, and such losses have been within management's expectations.






































                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: May 15, 1995             By /s/ Richard W. Smith

                                  Richard W. Smith, President